                                                      Exhibit 99.6
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   ------------------------------------------
   CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
   ------------------------------------------

   ------------------------------------------
   JUDGE: Barbara J. Houser
   ------------------------------------------

                       UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF TEXAS

                               SIXTH DIVISION

                          MONTHLY OPERATING REPORT

                        MONTH ENDING: APRIL 30, 2002


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


   RESPONSIBLE PARTY:

   /s/ Drew Keith                                  Chief Financial Officer
   --------------------------------------      -------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE

   Drew Keith                                      5/20/2002
   --------------------------------------      -------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                  DATE

   PREPARER:

   /s/ Jessica L. Wilson                           Chief Accounting Officer
   --------------------------------------      -------------------------------
   ORIGINAL SIGNATURE OF PREPARER                     TITLE

   Jessica L. Wilson                               5/20/2002
   --------------------------------------      -------------------------------
   PRINTED NAME OF PREPARER                           DATE

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  Monthly Operating Report
  -----------------------------------------
  CASE NAME: OK Turbines, Inc.                           ACCRUAL BASIS-1
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------

  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE                 MONTH              MONTH            MONTH
                                                                  --------------------------------------------------------
  ASSETS                                          AMOUNT                April 2002
  ------------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                        $  299,835             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                          $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                               $  299,835             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                $  569,077             $    261,709             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                $4,135,448             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                         $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                         $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                      $   30,000             $  2,604,222             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                     $5,034,360             $  2,865,931             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT              $  474,012             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                 $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                $  474,012             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                        $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)               $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                      $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                             $5,508,372             $  2,865,931             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                                $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                                        ($4,546)            $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                                   $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                               $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                    $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                             $      2,875             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                                          ($1,671)            $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ----------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                             $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                            $   28,268             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                           $  493,554             $    522,197             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                      $        0             $          0             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES            $  521,822             $    522,197             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                        $  521,822             $    520,526             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  EQUITY
  ----------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                                      $  3,790,619             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                 ($1,445,214)            $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  ----------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                             $        0             $  2,345,405             $0                $0
  ----------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                           $  521,822             $  2,865,931             $0                $0
  ----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

  ------------------------------------------------
  CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-2
  ------------------------------------------------

  ------------------------------------------------
  CASE NUMBER: 400-42146-BJH-11                         02/13/95, RWD, 2/96
  ------------------------------------------------
  ------------------------------------------
  INCOME STATEMENT

  -----------------------------------------------------------------------------------------------------
                                                MONTH          MONTH           MONTH         QUARTER
                                            -------------------------------------------
  REVENUES                                    April 2002                                      TOTAL
  -----------------------------------------------------------------------------------------------------
  1.     GROSS REVENUES                            $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  2.     LESS: RETURNS & DISCOUNTS                 $   11            $0              $0         $   11
  -----------------------------------------------------------------------------------------------------
  3.     NET REVENUE                                 ($11)           $0              $0           ($11)
  -----------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  -----------------------------------------------------------------------------------------------------
  4.     MATERIAL                                  $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  5.     DIRECT LABOR                              $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  6.     DIRECT OVERHEAD                           $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  7.     TOTAL COST OF GOODS SOLD                  $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  8.     GROSS PROFIT                                ($11)           $0              $0           ($11)
  -----------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  -----------------------------------------------------------------------------------------------------
  9.     OFFICER/INSIDER COMPENSATION              $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  10.    SELLING & MARKETING                       $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  11.    GENERAL & ADMINISTRATIVE                  $  148            $0              $0         $  148
  -----------------------------------------------------------------------------------------------------
  12.    RENT & LEASE                              $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  13.    OTHER (ATTACH LIST)                       $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  14.    TOTAL OPERATING EXPENSES                  $  148            $0              $0         $  148
  -----------------------------------------------------------------------------------------------------
  15.    INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                           ($159)           $0              $0          ($159)
  -----------------------------------------------------------------------------------------------------
  OTHER  INCOME & EXPENSES
  -----------------------------------------------------------------------------------------------------
  16.    NON-OPERATING INCOME (ATT. LIST)          $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  17.    NON-OPERATING EXPENSE (ATT. LIST)         $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  18.    INTEREST EXPENSE                          $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  19.    DEPRECIATION/DEPLETION                    $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  20.    AMORTIZATION                              $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  21.    OTHER (ATTACH LIST)                       $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  22.    NET OTHER INCOME & EXPENSES               $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------------
  23.    PROFESSIONAL FEES                         $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  24.    U.S. TRUSTEE FEES                         $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                       $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  26.    TOTAL REORGANIZATION EXPENSES             $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  27.    INCOME TAX                                $    0            $0              $0         $    0
  -----------------------------------------------------------------------------------------------------
  28.    NET PROFIT (LOSS)                          ($159)           $0              $0          ($159)
  -----------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     -----------------------------------------
     CASE NAME: OK Turbines, Inc.                 ACCRUAL BASIS-3
     -----------------------------------------

     -----------------------------------------
     CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
     -----------------------------------------

     ---------------------------------------------------------------------------------------------------------------
     CASH RECEIPTS AND                            MONTH              MONTH              MONTH            QUARTER
                                              ----------------------------------------------------
     DISBURSEMENTS                               April 2002                                                TOTAL
     ---------------------------------------------------------------------------------------------------------------
     1.   CASH - BEGINNING OF MONTH                   $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     ---------------------------------------------------------------------------------------------------------------
     2.   CASH SALES                                  $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     ---------------------------------------------------------------------------------------------------------------
     3.   PREPETITION                                 $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     4.   POSTPETITION                                $  2,131              $0                 $0          $  2,131
     ---------------------------------------------------------------------------------------------------------------
     5.   TOTAL OPERATING RECEIPTS                    $  2,131              $0                 $0          $  2,131
     ---------------------------------------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     ---------------------------------------------------------------------------------------------------------------
     6.   LOANS & ADVANCES (ATTACH LIST)              $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     7.   SALE OF ASSETS                              $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     8.   OTHER (ATTACH LIST)                          ($2,082)             $0                 $0           ($2,082)
     ---------------------------------------------------------------------------------------------------------------
     9.   TOTAL NON-OPERATING RECEIPTS                 ($2,082)             $0                 $0           ($2,082)
     ---------------------------------------------------------------------------------------------------------------
     10.  TOTAL RECEIPTS                              $     49              $0                 $0          $     49
     ---------------------------------------------------------------------------------------------------------------
     11.  TOTAL CASH AVAILABLE                        $     49              $0                 $0          $     49
     ---------------------------------------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     ---------------------------------------------------------------------------------------------------------------
     12.  NET PAYROLL                                 $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     13.  PAYROLL TAXES PAID                          $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     14.  SALES, USE & OTHER TAXES PAID               $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     15.  SECURED/RENTAL/LEASES                       $      0              $0                 $0          $      0
|     --------------------------------------------------------------------------------------------------------------
     16.  UTILITIES                                   $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     17.  INSURANCE                                   $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     18.  INVENTORY PURCHASES                         $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     19.  VEHICLE EXPENSES                            $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     20.  TRAVEL                                      $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     21.  ENTERTAINMENT                               $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     22.  REPAIRS & MAINTENANCE                       $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     23.  SUPPLIES                                    $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     24.  ADVERTISING                                 $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     25.  OTHER (ATTACH LIST)                         $     49              $0                 $0          $     49
     ---------------------------------------------------------------------------------------------------------------
     26.  TOTAL OPERATING DISBURSEMENTS               $     49              $0                 $0          $     49
     ---------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ---------------------------------------------------------------------------------------------------------------
     27.  PROFESSIONAL FEES                           $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     28.  U.S. TRUSTEE FEES                           $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     29.  OTHER (ATTACH LIST)                         $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     30.  TOTAL REORGANIZATION EXPENSES               $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     31.  TOTAL DISBURSEMENTS                         $     49              $0                 $0          $     49
     ---------------------------------------------------------------------------------------------------------------
     32.  NET CASH FLOW                               $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------
     33.  CASH - END OF MONTH                         $      0              $0                 $0          $      0
     ---------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ------------------------------------
  CASE NAME: OK Turbines, Inc.             ACCRUAL BASIS-4
  ------------------------------------

  ------------------------------------
  CASE NUMBER:400-42146-BJH-11                          02/13/95, RWD, 2/96
  ------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE                MONTH                 MONTH               MONTH
                                                                           --------------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                                 AMOUNT               April 2002
  ---------------------------------------------------------------------------------------------------------------------------------
  1.  0-30                                                                        $      0                    $0                $-
  ---------------------------------------------------------------------------------------------------------------------------------
  2.  31-60                                                                           ($58)                   $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  3.  61-90                                                                       $      0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  4.  91+                                                                         $261,767                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  5.  TOTAL ACCOUNTS RECEIVABLE                                  $0               $261,709                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                             $      0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  7.  ACCOUNTS RECEIVABLE (NET)                                  $0               $261,709                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:      April 2002
                                                                                 --------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
                                          0-30              31-60                  61-90                  91+
  TAXES PAYABLE                           DAYS              DAYS                   DAYS                   DAYS               TOTAL
  ---------------------------------------------------------------------------------------------------------------------------------
  1.  FEDERAL                                $0                  $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  2.  STATE                                  $0                  $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  3.  LOCAL                                  $0                  $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  4.  OTHER (ATTACH LIST)                    $0                  $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  5.  TOTAL TAXES PAYABLE                    $0                  $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------------------
  6.  ACCOUNTS PAYABLE                       $0                  $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                             MONTH:      April 2002
                                                                                 --------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING               AMOUNT                                  ENDING
                                                             TAX               WITHHELD AND/             AMOUNT             TAX
  FEDERAL                                                 LIABILITY*            OR ACCRUED                PAID           LIABILITY
  ---------------------------------------------------------------------------------------------------------------------------------
  1.  WITHHOLDING**                                              $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  2.  FICA-EMPLOYEE**                                            $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  3.  FICA-EMPLOYER**                                            $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  4.  UNEMPLOYMENT                                               $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  5.  INCOME                                                     $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  6.  OTHER (ATTACH LIST)                                        $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  7.  TOTAL FEDERAL TAXES                                        $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ---------------------------------------------------------------------------------------------------------------------------------
  8.  WITHHOLDING                                                $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  9.  SALES                                                      $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  10. EXCISE                                                     $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  11. UNEMPLOYMENT                                               $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  12. REAL PROPERTY                                              $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  13. PERSONAL PROPERTY                                          $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  14. OTHER (ATTACH LIST)                                        $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  15. TOTAL STATE & LOCAL                                        $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------
  16. TOTAL TAXES                                                $0                     $0                    $0                $0
  ---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ---------------------------------
  CASE NAME: OK Turbines, Inc.            ACCRUAL BASIS-5
  ---------------------------------

  ---------------------------------
  CASE NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
  ---------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                         MONTH:        April 2002
                                                                                ---------------------------------------------------
  ---------------------------------------------------
  BANK RECONCILIATIONS
                                                    Account #1              Account #2               Account #3
  ---------------------------------------------------------------------------------------------------------------------------------
  A.   BANK:                                      Bank of America             Bank One
  ------------------------------------------------------------------------------------------------------------------
  B.   ACCOUNT NUMBER:                              15819-20089              1589845815                                     TOTAL
  ------------------------------------------------------------------------------------------------------------------
  C.   PURPOSE (TYPE):                              Operating                 Deposit
  ---------------------------------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT                              $0                      $0                                         $0
  ---------------------------------------------------------------------------------------------------------------------------------
  2.  ADD: TOTAL DEPOSITS NOT CREDITED                        $0                      $0                                         $0
  ---------------------------------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS                            $0                      $0                                         $0
  ---------------------------------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS                                 $0                      $0                                         $0
  ---------------------------------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS                      $0                        $0                                              $0
  ---------------------------------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN                Account closed                 N/A
  ---------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                 TYPE OF                PURCHASE             CURRENT
  BANK, ACCOUNT NAME & NUMBER                        PURCHASE               INSTRUMENT                 PRICE               VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  7.       N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  8.       N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  9.       N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  10.      N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  11.      TOTAL INVESTMENTS                                                                               $0                  $0
  ----------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------------------------------
  12.      CURRENCY ON HAND                                                                                                     $0
  ----------------------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
  13.      TOTAL CASH - END OF MONTH                                                                                            $0
  ----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


  --------------------------------------
  CASE NAME: OK Turbines, Inc.                  ACCRUAL BASIS-6
  --------------------------------------

  --------------------------------------
  CASE NUMBER:400-42146-BJH-11                           02/13/95, RWD, 2/96
  --------------------------------------

                                            MONTH:       April 2002
  ---------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ---------------------------------------

  FOF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -----------------------------------------------------------------------------
                                  INSIDERS
  -----------------------------------------------------------------------------
                                  TYPE OF           AMOUNT         TOTAL PAID
         NAME                     PAYMENT            PAID           TO DATE
  -----------------------------------------------------------------------------
  1.  GREGG NIMMO              Reimbursment            $0           $34,674
  -----------------------------------------------------------------------------
  2.  GREGG NIMMO              Salary                  $0          $120,979
  -----------------------------------------------------------------------------
  3.
  -----------------------------------------------------------------------------
  4.
  -----------------------------------------------------------------------------
  5.
  -----------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO INSIDERS                                      $0          $155,653
  -----------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
  ----------------------------------------------------------------------------------------------------------------
                               DATE OF COURT                                                             TOTAL
                             ORDER AUTHORIZING       AMOUNT           AMOUNT         TOTAL PAID        INCURRED
             NAME                 PAYMENT           APPROVED           PAID            TO DATE        & UNPAID *
  ----------------------------------------------------------------------------------------------------------------
  1.  N/A
  ---------------------------------------------------------------------------------------------------------------
  2.  N/A
  ---------------------------------------------------------------------------------------------------------------
  3.  N/A
  ---------------------------------------------------------------------------------------------------------------
  4.  N/A
  ---------------------------------------------------------------------------------------------------------------
  5.  N/A
  ---------------------------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO PROFESSIONALS                                   $0               $0                $0               $0
  ----------------------------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                                   SCHEDULED         AMOUNTS
                                                    MONTHLY            PAID             TOTAL
                                                   PAYMENTS           DURING           UNPAID
                     NAME OF CREDITOR                 DUE             MONTH         POSTPETITION
  --------------------------------------------------------------------------------------------------
  1.   N/A
  --------------------------------------------------------------------------------------------------
  2.   N/A
  --------------------------------------------------------------------------------------------------
  3.   N/A
  --------------------------------------------------------------------------------------------------
  4.   N/A
  --------------------------------------------------------------------------------------------------
  5.   N/A
  --------------------------------------------------------------------------------------------------
  6.   TOTAL                                             $0               $0                $0
  --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

 --------------------------------------------
 CASE NAME: OK Turbines, Inc.                 ACCRUAL BASIS-7
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER: 400-42146-BJH-11                         02/13/95, RWD, 2/96
 --------------------------------------------

                                              MONTH:  April 2002
                                                    -----------------

 -------------------------------
 QUESTIONNAIRE

 ------------------------------------------------------------------------------
                                                                    YES     NO
 ------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
     COURSE OF BUSINESS THIS REPORTING PERIOD?                               X
 ------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
     DEBTOR IN POSSESSION ACCOUNT?                                           X
 ------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
     DUE FROM RELATED PARTIES?                                               X
 ------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
     REPORTING PERIOD?                                                       X
 ------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM
     ANY PARTY?                                                              X
 ------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
 -----------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?            X
 ------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
 ------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
 ------------------------------------------------------------------------------
 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?              X
 ------------------------------------------------------------------------------
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
     PERIOD?                                                                 X
 ------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
 ------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
 EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 -------------------------------
 INSURANCE
 ------------------------------------------------------------------------------
                                                                    YES     NO
 ------------------------------------------------------------------------------
 1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                        X
 ------------------------------------------------------------------------------
 2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                          X
 ------------------------------------------------------------------------------
 3.  PLEASE ITEMIZE POLICIES BELOW.
 ------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
 BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
 EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
 ------------------------------------------------------------------------------
     TYPE OF                                                  PAYMENT AMOUNT
     POLICY             CARRIER          PERIOD COVERED        & FREQUENCY
 ------------------------------------------------------------------------------
  See Kitty Hawk, Inc. Case #400-42141
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    ---------------------------------------------
    CASE  NAME: OK Turbines, Inc.                       FOOTNOTES SUPPLEMENT
    ---------------------------------------------

    ---------------------------------------------
    CASE  NUMBER: 400-42146-BJH-11                           ACCRUAL BASIS
    ---------------------------------------------

                                           MONTH:              April 2002
                                                 -------------------------------

    ----------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS    LINE
      FORM NUMBER    NUMBER                         FOOTNOTE/EXPLANATION
    ----------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------
          3            12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
    ----------------------------------------------------------------------------------------------------------
                       13         42142) and allocated to the Company. Related payroll
    ----------------------------------------------------------------------------------------------------------
                                  taxes are disbursed out of and reported at KH Charters.
    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
          6                     All Professional fees related to the Reorganization of the
    ----------------------------------------------------------------------------------------------------------
                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
    ----------------------------------------------------------------------------------------------------------
                                  Company). Refer to Case # 400-42141
    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
          7                     All insurance plans related to the Company are carried
    ----------------------------------------------------------------------------------------------------------
                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ----------------------------------------------------------------------------------------------------------
                                  400-42141.
    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------
       General                  All inventory and fixed assets were sold on 12/19/01.
    ----------------------------------------------------------------------------------------------------------
                                Operations have ceased.
    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------

==============================================================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                     April 2002


8.    OTHER (ATTACH LIST)                    $            2,604,222 Reported
                                           -------------------------
           Intercompany Receivables                       2,604,222
                                           -------------------------
                                                          2,604,222 Detail
                                           -------------------------
                                                                -   Difference


22.   OTHER (ATTACH LIST)                                     2,875 Reported
                                           -------------------------
           Accrued A/P                                        2,875
                                           -------------------------
                                                              2,875 Detail
                                                                -   Difference


ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                    $               (2,082)Reported
                                           -------------------------
           Transfer to KH Inc                                (2,082)
                                           -------------------------
                                                             (2,082)Detail
                                           -------------------------
                                                                -   Difference


25.   OTHER (ATTACH LIST)                                        49 Reported
                                           -------------------------
           Service Charge                                        49
                                           -------------------------
                                                                 49 Detail
                                           -------------------------
                                                                -   Difference